UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

In re:

RMS TITANIC, INC., *et al.*,[1]

Debtors.

Case No. 3:16-bk-02230-PMG
Chapter 11 (Jointly Administered)

NOTICE OF CANCELLATION OF AUCTION AND INTENT TO SEEK APPROVAL OF THE SALE OF THE TRANSFERRED ASSETS TO THE STALKING HORSE PURCHASER

PLEASE TAKE NOTICE that on September 13, 2018, the United States Bankruptcy Court for the Middle District of Florida (the "Bankruptcy Court") entered its *Order (A) Approving Competitive Bidding and Sale Procedures; (B) Approving Form and Manner of Notices; (C) Approving Form of Asset Purchase Agreement; (D) Approving Break-Up Fee and Expense Reimbursement; (E) Scheduling Auction and Hearing to Consider Final Approval of Sale, Including Rejection or Assumption and Assignment of Related Executory Contracts and Unexpired Leases and Settlement with the PacBridge Parties; (F) Authorizing Sale of the Transferred Assets Free and Clear of All Liens, Claims, Encumbrances, and Interests; and (G) Granting Related Relief* [D.E. 1201] (the "Bidding Procedures Order"), approving procedures for the sale of the Transferred Assets.[2]

[1] The Debtors in the chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number include: RMS Titanic, Inc. (3162); Premier Exhibitions, Inc. (4922); Premier Exhibitions Management, LLC (3101); Arts and Exhibitions International, LLC (3101); Premier Exhibitions International, LLC (5075); Premier Exhibitions NYC, Inc. (9246); Premier Merchandising, LLC (3867); and Dinosaurs Unearthed Corp. (7309). The Debtors' service address is 3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071.

[2] All capitalized terms used by not otherwise defined herein shall have the meaning ascribed to them in the Bidding Procedures Order.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Bidding Procedures Order and the Bidding Procedures, the deadline to submit bids to purchase the Transferred Assets was **October 5, 2018 at 4:00 p.m.** (prevailing Eastern Time) (the "Bid Deadline"). In the event that more than one Qualified Bid was received on or before the Bid Deadline, the Debtors were to conduct an Auction commencing on October 11, 2018 at 10:00 a.m. (prevailing Eastern Time) at the offices of Troutman Sanders LLP, 600 Peachtree Street NE, Suite 3000, Atlanta GA 30308 to determine the highest and otherwise best bid for the Transferred Assets. As set forth in the Bidding Procedures, the Asset Purchase Agreement submitted by the Stalking Horse Purchaser was deemed to be a Qualified Bid and the Stalking Horse Purchaser was deemed to be a Qualified Bidder.

PLEASE TAKE FURTHER NOTICE that, other than the Qualified Bid submitted by the Stalking Horse Purchaser pursuant to the Asset Purchase Agreement, the Debtors did not receive any other Qualified Bids prior to the Bid Deadline. **THEREFORE, THE DEBTORS WILL NOT CONDUCT AN AUCTION ON OCTOBER 11, 2018 AT 10:00 A.M.**

PLEASE TAKE FURTHER NOTICE that, pursuant to the Bidding Procedures Order and the Bidding Procedures, the Debtors are proceeding with the Sale Hearing on **October 18, 2018 at 10:00 a.m. (prevailing Eastern Time)**, where the Debtors will seek approval of the sale of the Transferred Assets to the Stalking Horse Purchaser under the Asset Purchase Agreement.

NELSON MULLINS RILEY
& SCARBOROUGH LLP

By *\/s/ Daniel F. Blanks*
Daniel F. Blanks (FL Bar No. 88957)
Lee D. Wedekind, III (FL Bar No. 670588)
50 N. Laura Street, Suite 4100
Jacksonville, FL 32202
(904) 665-3656 (direct)
(904) 665-3699 (fax)
daniel.blanks@nelsonmullins.com
lee.wedekind@nelsonmullins.com

and

TROUTMAN SANDERS LLP
Harris B. Winsberg (GA Bar No. 117751)
Matthew R. Brooks (GA Bar No. 378018)
600 Peachtree Street NE, Suite 5200
Atlanta, GA 30308
(404) 885-3000 (phone)
(404) 962-6990 (fax)
harris.winsberg@troutmansanders.com
matthew.brooks@troutmansanders.com

Counsel for the Debtors and Debtors in Possession

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing was electronically filed with the Clerk of the Court using CM/ECF on October 8, 2018. I also certify that the foregoing document is being served this day on the following counsel of record via transmission of Electronic Filing generated by CM/ECF:

Jay B. Verona, Esq.
Shumaker, Loop & Kendrick, LLP
101 E. Kennedy Blvd., Suite 2800
Tampa, FL 33602
(813) 229-7600
jverona@slk-law.com
Attorneys for George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC

Jill E. Kelso, Esq.
Miriam G. Suarez, Esq.
Office of the United States Trustee
400 W. Washington Street, Suite 1100
Orlando FL 32801
(407) 648-6301 ext. 137
jill.kelso@usdoj.gov
Miriam.g.suarez@usdoj.gov
Attorneys for Guy G. Gebhardt, Acting U.S. Trustee for Region 21

Scott M. Grossman, Esq.
Greenberg Traurig
401 East Las Olas Boulevard, Suite 2000
Fort Lauderdale, FL 33301
(954) 768-5212
grossmansm@gtlaw.com
Attorneys for Lang Feng, Haiping Zou, Jihe Zhang, and High Nature Holdings Limited

Ari Newman, Esq.
Greenberg Traurig, P.A.
333 S.E. 2nd Avenue, Suite 4400
Miami, FL 33131
(305) 579-0500
newmanar@gtlaw.com
Attorneys for Lang Feng, Haiping Zou, Jihe Zhang, and High Nature Holdings Limited

Jason B. Burnett, Esq.
GrayRobinson, P.A.
50 N. Laura Street, Suite 1100
Jacksonville, FL 32202
(904) 598-9929
jason.burnett@gray-robinson.com
Attorneys for 417 Fifth Avenue Real Estate, LLC

Andrew T. Jenkins, Esq.
Bush Ross, P.A.
P.O. Box 3913
Tampa, FL 33601-3913
(813) 224-9255
ajenkins@bushross.com
Attorneys for Bank of America, N.A.

Matthew J. Troy, Esq.
U.S. Dept. of Justice
1100 L Street NW, Suite 10030
Washington, DC 20005
(202) 514-9038
matthew.troy@usdoj.gov
Attorneys for the United States Department of Commerce, National Oceanic and Atmospheric Administration

Kathy A. Jorrie, Esq.
Pillsbury Winthrop Shaw Pittman LLP
725 S. Figueroa Street, Suite 2800
Los Angeles, CA 90017
(213) 488-7251
Kathy.jorrie@pillsburylaw.com
Attorneys for AEG Presents, LLC

Brian D. Equi, Esq.
Goldberg Segalla, LLP
121 S. Orange Avenue, Suite 1500
Orlando, FL 32801
(407) 458-5608
bequi@goldbergsegalla.com
salamina@goldbergsegalla.com
sherndon@goldbergsegalla.com
Attorneys for Structure Tone, Inc.

J. Ellsworth Summers, Jr., Esq.
Burr Forman, LLP
50 N. Laura Street, Suite 3000
Jacksonville, FL 32202
(904) 232-7200
esummers@burr.com
Attorneys for Michael J. Little

Norman P. Fivel, Esq.
Assistant Attorney General
Office of the New York State Attorney General
Civil Recoveries Bureau,
Bankruptcy Litigation Unit
The Capitol
Albany, NY 12224-0341
(518) 776-2264
norman.fivel@ag.ny.gov
Attorneys for New York Dept. of Taxation and Finance

D. Marcus Braswell, Jr., Esq.
Sugarman & Susskind, P.A.
100 Miracle Mile, Suite 300
Coral Gables, FL 33134
(305) 529-2801
mbraswell@sugarmansusskind.com
Attorneys for Theatrical Protective Union, Local No. One, IATSE

Chris Broussard, Esq.
Suzy Tate, P.A.
14502 N. Dale Mabry Highway, Suite 200
Tampa, FL 33618
(813) 264-1685
cbrouss@suzytate.com
Attorneys for The Armada Group GP, Inc.

Richard R. Thames, Esq.
Thames Markey & Heekin, P.A.
50 N. Laura Street, Suite 1600
Jacksonville, FL 32202
(904) 358-4000
rrt@tmhlaw.net
Attorneys for Official Committee of Unsecured Creditors

Avery Samet, Esq.
Jeffrey Chubak, Esq.
Storch Amini & Munves PC
140 East 45th Street, 25th Floor
New York, NY 10017
(212) 490-4100
asamet@samlegal.com
jchubak@samlegal.com
Attorneys for Official Committee of Unsecured Creditors

Peter J. Gurfein, Esq.
Roye Zur, Esq.
Landau Gottfried & Berger LLP
1801 Century Park East, Suite 700
Los Angeles, CA 90067
(310) 557-0050
pgurfein@lgbfirm.com
rzur@lgbfirm.com
Attorneys for Official Committee of Equity Security Holders of Premier Exhibitions, Inc.

Jacob A. Brown, Esq.
Katherine C. Fackler, Esq.
Akerman LLP
50 N. Laura Street, Suite 3100
Jacksonville, FL 32202
(904) 798-3700
jacob.brown@akerman.com
katherine.fackler@akerman.com
Attorneys for the Official Committee of Equity Security Holders of Premier Exhibitions, Inc.

Skyler M. Tanner, Esq.
Lane Powell PC
601 SW Second Avenue, Suite 2100
Portland, OR 97204
tanners@lanepowell.com
beldingt@lanepowell.com
docketing-pdx@lanepowell.com
Attorneys for Oregon Museum of Science and Industry

T. David Mitchell, Esq.
Brenner Kaprosy Mitchell, L.L.P.
30050 Chagrin Blvd., Suite 100
Pepper Pike, OH 44124
(216) 292-5555
tdmitchell@brenner-law.com
Attorneys for CRI Properties, Ltd.

Howard Siegel, Esq.
945 McKinney Street, PMB 434
Houston, TX 77002
(713) 984-4801
howard@eucinv.com
Attorney for Euclid Investments, LP And Euclid Claims Recovery LLC

Susan R. Sherrill-Beard, Esq.
U.S. Securities and Exchange Commission
Office of Reorganization
950 East Paces Ferry Road, N.E.
Suite 900
Atlanta, GA 30326
(404) 842-7626
sherrill-beards@sec.gov
atlreorg@sec.gov
Attorneys for U.S. Securities and Exchange Commission

Garrett A. Nail, Esq.
John F. Isbell, Esq.
Thompson Hine LLP
3560 Lenox Road, Suite 1600
Atlanta, GA 30326
(404) 541-2900
garrett.nail@thompsonhine.com
john.isbell@thompsonhine.com
Attorneys for Bay Point Capital Partners, LP

Steven R. Fox, Esq.
Fox Law Corporation
17835 Ventura Blvd., Suite 306
Encino, CA 91316
srfox@foxlaw.com
Attorneys for Titanic Entertainment Holdings

Stephen D. Busey, Esq.
Asghar A. Syed, Esq.
Smith Hulsey & Busey
225 Water Street, Suite 1800
Jacksonville, FL 32202
(904) 359-7700
busey@smithhulsey.com
asyed@smithhulsey.com
Attorneys for the Ad Hoc Group of Equityholders

Jennifer Feldsher, Esq.
David L. Lawton, Esq.
Bracewell LLP
1251 Avenue of the Americas
New York, NY 10020
(212) 508-6100
Jennifer.feldsher@bracewell.com
David.laweton@bracewell.com
Attorneys for the Ad Hoc Group of Equityholders

Patricia Ann Redmond, Esq.
Stearns Weaver, et al.
150 West Flagler Street, Suite 2200
Miami, FL 33130
(305) 789-3200
predmond@stearnweaver.com
Attorneys for the Trustees of the National Maritime Museum

Timothy Graulich, Esq.
James I. McClammy, Esq.
Mara Theophila, Esq.
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
(212) 450-4000
Timothy.graulich@davispolk.com
James.mcclammy@davispolk.com
Mara.theophila@davispolk.com
Attorneys for the Trustees of the National Maritime Museum

Jason B. Burnett, Esq.
Ashlea A. Edwards, Esq.
GrayRobinson, P.A.
50 N. Laura Street, Suite 1100
Jacksonville, FL 32202
(904) 598-9929
jason.burnett@gray-robinson.com
ashlea.edwards@gray-robinson.com
Attorneys for Ramparts, Inc. d/b/a Luxor Hotel and Casino

Steven Z. Szanzer, Esq.
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
(212) 450-4000
Steven.szanzer@davispolk.com
Attorneys for Royal Museum Greenwich

Via U.S. Mail

A-1 Storage and Crane
2482 197th Avenue
Manchester, IA 52057

ABC Imaging
5290 Shawnee Road, Suite 300
Alexandria, VA 22312

A.N. Deringer, Inc.
PO Box 11349
Succursale Centre-Ville
Montreal, QC H3C 5H1

ATS, Inc.
1900 W. Anaheim Street
Long Beach, CA 90813

Broadway Video
30 Rockefeller Plaza
54th Floor
New York, NY 10112

CBS Outdoor/Outfront Media
185 US Highway 48
Fairfield, NJ 07004

Dentons Canada LLP
250 Howe Street, 20th Floor
Vancouver, BC V6C 3R8

Enterprise Rent-A-Car Canada
709 Miner Avenue
Scarborough, ON M1B 6B6

Expedia, Inc.
10190 Covington Cross Drive
Las Vegas, NV 89144

Gowlings
550 Burrard Street
Suite 2300, Bental 5
Vancouver, BC V6C 2B5

George Young Company
509 Heron Drive
Swedesboro, NJ 08085

Hoffen Global Ltd.
305 Crosstree Lane
Atlanta, GA 30328

Kirvin Doak Communications
5230 W. Patrick Lane
Las Vegas, NV 89118

MNP LLP
15303 - 31st Avenue
Suite 301
Surrey, BC V3Z 6X2

Morris Visitor Publications
543 Broad Street
Augusta, GA 30901

NASDAQ Stock Market, LLC
805 King Farm Blvd.
Rockville, MD 20850

National Geographic Society
1145 - 17th Avenue NW
Washington, DC 20036

NYC Dept. of Finance
PO Box 3646
New York, NY 10008

PacBridge Limited Partners
22/F Fung House
19-20 Connaught Road
Central Hong Kong

Pallet Rack Surplus, Inc.
1981 Old Covington Cross Road NE
Conyers, GA 30013

Screen Actors Guild
1900 Broadway
5th Floor
New York, NY 10023

Seaventures, Ltd.
5603 Oxford Moor Blvd.
Windemere, FL 34786

Sophrintendenza Archeologica
di Napoli e Pompei
Piazza Museo 19
Naples, Italy 80135

Syzygy3, Inc.
231 West 29th Street
Suite 606
New York, NY 10001

Time Out New York
405 Park Avenue
New York, NY 10022

TPL
3340 Peachtree Road
Suite 2140
Atlanta, GA 30326

TSX Operating Co.
70 West 40th Street
9th Floor
New York, NY 10018

Verifone, Inc.
300 S. Park Place Blvd.
Clearwater, FL 33759

WNBC - NBC Universal Media
30 Rockefeller Center
New York, NY 10112

Jonathan B. Ross, Esq.
Gowling WLG (Canada) LLP
550 Burrard Street, Suite 2300, Bentall 5
Vancouver, BC V6C 2B5

United States Attorney's Office
Middle District of Florida
300 N. Hogan Street, Suite 700
Jacksonville, FL 32202

Christine R. Etheridge, Esq.
Bankruptcy Administration
Wells Fargo Vendor Financial Services, LLC
PO Box 13708
Macon, GA 31208

B.E. Capital Management Fund LP
Thomas Branziel
228 Park Avenue South, Suite 63787
New York, NY 10003
Creditor Committee

TSX Operating Co., LLC
c/o James Sanna
70 W. 40th Street
New York, NY 10018
Creditor Committee

Dallian Hoffen Biotechnique Co., Ltd.
c/o Ezra B. Jones
305 Crosstree Lane
Atlanta, GA 30328
Creditor Committee

AEG Presents LLC
c/o Managing Member
800 W. Olympic Blvd.
Suite 305
Los Angeles, CA 90015

AEG Presents LLC
c/o CT Corporation System,
Registered Agent
ATTN: Amanda Garcia
818 West Seventh Street
Suite 930
Los Angeles, CA 90017

AEG Presents LLC
c/o Managing Member
5750 Wilshire Blvd.
Suite 501
Los Angeles, CA 90036-3638

AEG Presents LLC
c/o Managing Member
425 W. 11th Street
Los Angeles, CA 90015-3459

/s/ Daniel F. Blanks
Attorney

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